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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 25, 2002



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)




           TEXAS                    000-24677                 76-0306721
 (State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)


      5151 SAN FELIPE, 25TH FLOOR
             HOUSTON, TEXAS                                 77056
(Address of Principal Executive Offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000



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ITEM 5. OTHER EVENTS.

      On July 25, 2002, BindView Development Corporation ("BindView") issued a press release announcing financial results for the quarter ended June 30, 2002. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      99.1  Press Release dated July 25, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BINDVIEW DEVELOPMENT CORPORATION


Dated:  July 29, 2002                      By:  /s/ EDWARD L. PIERCE
                                                --------------------------
                                                     Edward L. Pierce,
                                                   Senior Vice President
                                                and Chief Financial Office
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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

   99.1              --  Press Release dated July 25, 2002